UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015 (September 30, 2015)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35377 (Commission File Number)	20-1647837 (IRS Employer Identification No.)

700 Louisiana Street, Suite 2550

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 30, 2015, Crestwood Midstream Partners LP, a Delaware limited partnership (“Midstream”), filed a Current Report on Form 8-K (the “Original 8-K”) announcing the closing of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 5, 2015, by and between Midstream, Crestwood Midstream GP LLC, a Delaware limited liability company and the general partner of Midstream (“Midstream GP”), Crestwood Equity Partners LP, a Delaware limited partnership (“CEQP”), Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of CEQP, CEQP ST SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of CEQP (“MergerCo”), MGP GP, LLC, a Delaware limited liability company and wholly owned subsidiary of CEQP (“MGP GP”), Crestwood Midstream Holdings LP, a Delaware limited partnership (“Midstream Holdings”), and Crestwood Gas Services GP LLC, a Delaware limited liability company and wholly-owned subsidiary of Midstream GP. Pursuant to the Merger Agreement, MergerCo, MGP GP and Midstream Holdings agreed to merge with and into Midstream with Midstream surviving the merger.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original 8-K to file the financial statements described in Item 9.01. No other changes are being made to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Crestwood Operations LLC, a Delaware limited liability company (“Operations”), for the year ended December 31, 2014 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of Operations for the nine months ended September 30, 2015 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma financial information for the year ended December 31, 2014 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Crestwood Operations LLC audited financial statements for the year ended December 31, 2014.

99.2	Crestwood Operations LLC unaudited financial statements for the nine months ended September 30, 2015.

99.3	Unaudited pro forma financial information for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

		By:	Crestwood Midstream GP, LLC,
its General Partner

Date: December 11, 2015	By:	/s/ Robert T. Halpin
Name: Robert T. Halpin
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Crestwood Operations LLC audited financial statements for the year ended December 31, 2014.

99.2	Crestwood Operations LLC unaudited financial statements for the nine months ended September 30, 2015.

99.3	Unaudited pro forma financial information for the year ended December 31, 2014.